UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2026

The Cigna Group
(Exact name of registrant as specified in its charter)

Delaware	001-38769	82-4991898
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Cottage Grove Road
Bloomfield, Connecticut 06002
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (860) 226-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	CI	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Cigna Group held its Annual Meeting of Shareholders on April 22, 2026 (the “Annual Meeting”). Of the 263,660,761 shares outstanding and entitled to vote, 237,225,441 shares, or 89.97%, were represented in person or by proxy at the Annual Meeting. The results for each of the proposals submitted to a vote of our shareholders at the Annual Meeting are set forth below. Each proposal is described in more detail in our 2026 Proxy Statement, filed with the Securities and Exchange Commission on March 13, 2026.

Proposal 1: Shareholders elected the twelve director nominees named in the 2026 Proxy Statement for one-year terms to expire at the next annual meeting of shareholders.

Nominees	Votes For	Votes Against	Abstentions	Broker Non-Votes
David M. Cordani	213,026,538	6,415,867	178,426	17,604,610
Brian C. Evanko	217,654,366	1,786,597	179,868	17,604,610
Eric J. Foss	207,618,924	11,810,097	191,810	17,604,610
Neesha Hathi	217,857,191	1,586,966	176,674	17,604,610
Michael J. Hennigan	218,927,778	505,709	187,344	17,604,610
George Kurian	216,953,901	2,479,173	187,757	17,604,610
Kathleen M. Mazzarella	217,741,575	1,713,851	165,405	17,604,610
Mark B. McClellan, M.D., Ph.D.	218,991,478	443,519	185,834	17,604,610
Philip O. Ozuah, M.D., Ph.D.	211,190,355	8,111,083	319,393	17,604,610
Kimberly A. Ross	217,220,171	2,097,278	303,382	17,604,610
Eric C. Wiseman	209,398,899	10,035,689	186,243	17,604,610
Donna F. Zarcone	211,230,853	8,221,767	168,211	17,604,610

In addition, shareholders voted on the following proposals and cast their votes as described below.

Proposal 2: Advisory approval of The Cigna Group’s executive compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
201,746,941	17,359,954	513,936	17,604,610

Proposal 3: Ratification of the appointment of PricewaterhouseCoopers LLP as The Cigna Group’s independent registered public accounting firm for 2026.

Votes For	Votes Against	Abstentions
216,061,458	21,030,077	133,906

Proposal 4: Shareholder Proposal – Shareholder right to act by written consent, if properly presented.

Votes For	Votes Against	Abstentions	Broker Non-Votes
104,982,574	114,173,793	464,464	17,604,610

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CIGNA GROUP

Date: April 27, 2026	By:	/s/ Andrea Nelson
Andrea Nelson
Executive Vice President, General Counsel and Corporate Secretary